UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2016

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-32576

Michigan (State of Incorporation)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan 48377
(Address of principal executive offices) (zip code)

(248) 946-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Bonuses

On January 21, 2016, the Compensation Committee of the Board of Directors of ITC Holdings Corp. (the “Company”) approved the final payment of discretionary cash bonuses to certain of its “named executive officers,” as defined in the Company’s most recent annual meeting proxy statement and who remain employed by the Company (“NEOs”), in connection with the Kansas V-Plan project being placed into service.  The amounts of the cash bonuses payable to the NEOs are set forth in the table below.

Name	Title	Bonus
Joseph L. Welch	Chairman, President and Chief Executive Officer	$599,042
Linda H. Blair	Executive Vice President, Chief Business Unit Officer and President, ITC Michigan	$383,362
Jon E. Jipping	Executive Vice President and Chief Operating Officer	$313,433
Daniel J. Oginsky	Executive Vice President, U.S. Regulated Grid Development	$264,108

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2016

ITC HOLDINGS CORP.

	By:	/s/ Christine Mason Soneral
Christine Mason Soneral
	Its:	Senior Vice President and General Counsel